EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Quarterly Report of All American Gold Corp., formerly Osprey Ventures, Inc. (the “Company”) on Form 10-Q/A for the first quarter ended November 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, Brent Welke, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Amended Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Amended Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 20, 2010

/s/ “Brent Welke”

Brent Welke
Chief Executive Officer